                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)       March 16, 1998
                                                       ---------------------
      The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of TMS Asset Backed Certificates, Series 1997-A) and each of the Originators listed on Schedule A attached hereto.

                             The Money Store, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)



      New Jersey                33-58128-35           upper tier 91-181-5463
      ----------                -----------           ----------------------
                                                      lower tier 91-181-5464
                                                      ----------------------
      State or other     (Commission                  (IRS Employer
      jurisdiction of    File Number)                 ID Number)
      incorporation)


      2840 Morris Avenue, Union, New Jersey 07083
      -------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                            (908) 686-2000
                                                      --------------

                                    n/a
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

      Item 5          Other Events
                      ------------

             Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 16, 1998 Remittance Date.


      Item 7          Financial Statements and Exhibits
                      ---------------------------------

             The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                      THE MONEY STORE INC.


                                                      By: /s/ Harry Puglisi
                                                      -----------------------
                                                              Harry Puglisi
                                                                Treasurer




               Dated:     March 31, 1998

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-A
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                       SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
     AGREEMENT DATED AS OF FEBRUARY 28,1997, THE MONEY STORE INC.
     REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-A FOR THE MARCH 11, 1998 DETERMINATION DATE.

                                                                                  POOL I            POOL II        POOL III
1.  AGGREGATE AMOUNT RECEIVED (5.03 b)                                         $14,660,879.63    $12,837,205.93    $94,066.36
    ADJ: RECALCULATION                                                                   0.00              0.00          0.00
                                                                               ----------------------------------------------
                                                                                14,660,879.63     12,837,205.93     94,066.36

    LESS: SERVICE FEE (7.03 & 5.04)                                                 73,454.11         47,782.33      1,923.30
          CONTINGENCY FEE (7.03 & 5.04)                                             73,454.11         47,782.33      1,923.30
          OTHER SERVICER FEES (Late Charges / Escrow) (7.03 & 5.04)                126,388.00         84,576.96        130.96
          UNREIMBURSED MONTHLY ADVANCES (5.04 b)                                         0.00              0.00          0.00
                                                                               ----------------------------------------------

                                                                                   273,296.22        180,141.62      3,977.56
    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
          COMPENSATING INTEREST (6.12)                                             166,095.25         73,814.22          0.00
          PRE-FUNDING ACCOUNT TRANSFER (6.02)                                            0.00              0.00          0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                                   0.00              0.00          0.00
                                                                               ----------------------------------------------

                                                                                   166,095.25         73,814.22          0.00

    LESS: EXCESS SPREAD (I-19)                                                   1,367,995.41      1,040,603.47     37,694.02
          SUBORDINATION REDUCTION AMOUNT (I-56)                                          0.00              0.00      2,356.30
                                                                               ----------------------------------------------
                                                                                 1,367,995.41      1,040,603.47     40,050.32
                                                                               -----------------------------------------------
    AVAILABLE REMITTANCE AMOUNT                                                 13,185,683.25     11,690,275.06     50,038.48
                                                                               ===============================================

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED                                                            0.00
         IN PRIOR SERVICER'S CERTIFICATE

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED                                                   60,416,130.10
         IN PRIOR SERVICER'S CERTIFICATE

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED                                                   75,800,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED                                                   61,100,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED                                                   31,100,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED                                                   45,000,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED                                                   30,600,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (H) CLASS A-8  PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                           32,000,000.00

    (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                           37,000,000.00

    (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                          179,768,811.37

    (K) CLASS A-11 PRINCIPAL BALANCE  AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                           60,000,000.00

    (L) CLASS A-12 PRINCIPAL BALANCE  AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                            7,647,225.05

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                                                               0.00
    CLASS A-2                                                                                      11,259,771.36
    CLASS A-3                                                                                               0.00
    CLASS A-4                                                                                               0.00
    CLASS A-5                                                                                               0.00
    CLASS A-6                                                                                               0.00
    CLASS A-7                                                                                               0.00
    CLASS A-8                                                                                               0.00
    CLASS A-9                                                                                               0.00

    TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                                                    11,259,771.36

    CLASS A-10                                                                                     10,717,394.98
    CLASS A-11                                                                                              0.00

    TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT:                                                   10,717,394.98

    CLASS A-12                                                                                          1,292.94

    TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT:                                                       1,292.94

4.  TOTAL  AMOUNT OF POOL I, II & III
    INSURED PAYMENTS                                                                                        0.00

5.  (A) SUBORDINATED AMOUNT
                  POOL I                                                                           11,132,365.36
                  POOL II                                                                          10,716,762.74
                  POOL III                                                                          2,502,356.30

    (B) SPECIFIED SUBORDINATED AMOUNT
                  POOL I                                                                           11,280,000.00
                  POOL II                                                                          10,720,000.00
                  POOL III                                                                          2,500,000.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                                                             # ACCOUNTS         DOLLARS
                  POOL I                                                           227              9,397,432.53
                  POOL II                                                          119              9,984,774.34
                  POOL III                                                           0                      0.00

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
          POOL I                                                                                  1,094,126.60
          POOL II                                                                                   572,864.20
          POOL III                                                                                        0.00

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
          POOL I                                                                                    620,577.59
          POOL II                                                                                   156,519.18
          POOL III                                                                                    3,649.24

9.  AMOUNT OF INTEREST RECEIVED
          POOL I                                                                                  3,422,354.91
          POOL II                                                                                 2,038,471.25
          POOL III                                                                                   90,286.16

10. (A) AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
        INTEREST TO BE MADE ON THE DETERMINATION DATE
        TO BE DEPOSITED IN THE CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
          POOL I                                                                                    166,095.25
          POOL II                                                                                    73,814.22
          POOL III                                                                                        0.00

    (B)  AMOUNT OF COMPENSATING INTEREST
          POOL I                                                                                      1,058.61
          POOL II                                                                                       927.04
          POOL III                                                                                        0.00

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. THE AMOUNT OF REALIZED LOSSES DURING
    DUE PERIOD
          POOL I                                                                                    147,634.64
          POOL II                                                                                     3,237.26
          POOL III                                                                                        0.00

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                                   0.00
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                                  0.00
     (C) CARRY FORWARD AMOUNT                                                           0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                                                 0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                                                    0.00

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                             330,526.58
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                         11,259,771.36
     (C) CARRY FORWARD AMOUNT                                                           0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                                                 0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                                           11,590,297.94

CLASS A-3 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                                            421,637.50
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00
   (C) CARRY FORWARD AMOUNT                                                          0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                                                0.00

   TOTAL CLASS A-3 REMITTANCE AMOUNT                                                       421,637.50

CLASS A-4 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                                            350,815.83
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00
   (C) CARRY FORWARD AMOUNT                                                          0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                                                0.00

   TOTAL CLASS A-4 REMITTANCE AMOUNT                                                       350,815.83

CLASS A-5 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                                            182,971.67
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00
   (C) CARRY FORWARD AMOUNT                                                          0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                                                0.00

   TOTAL CLASS A-5 REMITTANCE AMOUNT                                                       182,971.67

CLASS A-6 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                                            270,375.00
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00
   (C) CARRY FORWARD AMOUNT                                                          0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                                                0.00

   TOTAL CLASS A-6 REMITTANCE AMOUNT                                                       270,375.00

CLASS A-7 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                                            188,955.00
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00
   (C) CARRY FORWARD AMOUNT                                                          0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                                                0.00

   TOTAL CLASS A-7 REMITTANCE AMOUNT                                                       188,955.00

CLASS A-8 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                                            205,466.67
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00
   (C) CARRY FORWARD AMOUNT                                                          0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                                                0.00

   TOTAL CLASS A-8 REMITTANCE AMOUNT                                                       205,466.67

CLASS A-9 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                                            223,079.17
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00
   (C) CARRY FORWARD AMOUNT                                                          0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                                                0.00

   TOTAL CLASS A-9 REMITTANCE AMOUNT                                                       223,079.17


  POOL I REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                      2,173,827.41
       (B) PRINCIPAL DISTRIBUTION AMOUNT                    11,259,771.36
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                            0.00

       TOTAL POOL I REMITTANCE AMOUNT                                     13,433,598.77

    CLASS A-10 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                        775,927.13
       (B) PRINCIPAL DISTRIBUTION AMOUNT                    10,717,394.98
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                            0.00

       TOTAL CLASS A-10 REMITTANCE AMOUNT                                 11,493,322.11

    CLASS A-11 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                        252,900.00
       (B) PRINCIPAL DISTRIBUTION AMOUNT                             0.00
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                            0.00

       TOTAL CLASS A-11 REMITTANCE AMOUNT                                    252,900.00

  POOL II REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                      1,028,827.13
       (B) PRINCIPAL DISTRIBUTION AMOUNT                    10,717,394.98
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                            0.00

       TOTAL POOL II REMITTANCE AMOUNT                                    11,746,222.11

    CLASS A-12 (POOL III) REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                         47,954.47
       (B) PRINCIPAL DISTRIBUTION AMOUNT                         1,292.94
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                            0.00

       TOTAL POOL III REMITTANCE AMOUNT                                       49,247.41

14. (A) REIMBURSABLE AMOUNTS                                         0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE PURSUANT
             TO SECTION 6.08(d) (iii) AND ( iv)
                POOL I                                       1,073,452.55
                POOL II                                        941,801.55
                POOL III                                        37,017.75

15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                           0.00

   (B) CLASS A-2 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                  49,156,358.74

   (C) CLASS A-3 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                  75,800,000.00

   (D) CLASS A-4 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                  61,100,000.00

   (E) CLASS A-5 PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                  31,100,000.00

   (F) CLASS A-6 PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                  45,000,000.00

   (G) CLASS A-7 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                  30,600,000.00

   (H) CLASS A-8 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                  32,000,000.00

   (I) CLASS A-9 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                  37,000,000.00

   (J) CLASS A-10 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                 169,051,416.39

   (K) CLASS A-11 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                  60,000,000.00

    (L) CLASS A-12 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                             7,645,932.11

    (M) TOTAL POOL I PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                           361,756,358.74

    (N) TOTAL POOL II PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                           229,051,416.39

    (O) TOTAL POOL III PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                             7,645,932.11

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL I, II AND III)            100.00%

    (B) EXCESS SPREAD (POOL I)                                         1,367,995.41
           EXCESS SPREAD (POOL II)                                     1,040,603.47
           EXCESS SPREAD (POOL III)                                       37,694.02
           TOTAL EXCESS SPREAD (POOL I, II and III)                    2,446,292.91

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                  0.00
           REMAINDER EXCESS SPREAD AMOUNT POOL II                              0.00
           REMAINDER EXCESS SPREAD AMOUNT POOL III                             0.00
           TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I, II and III             0.00

17. CUMULATIVE REALIZED LOSSES
           POOL I                                                        542,600.24
           POOL II                                                        72,984.25
           POOL III                                                            0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
           POOL I                                                           263.723
           POOL II                                                          346.850
           POOL III                                                         328.756

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
           POOL I                                                            11.657%
           POOL II                                                           10.656%
           POOL III                                                          11.720%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
           POOL I                                                                                          73,454.11
           POOL II                                                                                         47,782.33
           POOL III                                                                                         1,923.30

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
           POOL I                                                                                          73,454.11
           POOL II                                                                                         47,782.33
           POOL III                                                                                         1,923.30

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
           POOL I                                                                                          15,542.34
           POOL II                                                                                          9,990.37
           POOL III                                                                                           318.63

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
           POOL I                                                                                          31,085.00
           POOL II                                                                                         23,977.00
           POOL III                                                                                         3,505.00

    (F) CLASS A-11 AUCTION AGENT FEE                                                                        8,887.50


20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:                                                     POOL I                        POOL II
      (A) SECTION 5.04 (b)                                                       0.00                           0.00
      (B) SECTION 5.04 (c)                                                       0.00                           0.00
      (C) SECTION 5.04 (d)(ii)                                                   0.00                           0.00
      (D) SECTION 5.04 (e)                                                       0.00                           0.00
      (E) SECTION 5.04 (f)(i)                                              146,908.22                      95,564.66

                                                                             POOL III
      (A) SECTION 5.04 (b)                                                       0.00
      (B) SECTION 5.04 (c)                                                       0.00
      (C) SECTION 5.04 (d)(ii)                                                   0.00
      (D) SECTION 5.04 (e)                                                       0.00
      (E) SECTION 5.04 (f)(i)                                                3,846.60

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                          0.00                     0.00000000
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                94,300,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                 49,156,358.74                     0.77902312
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                63,100,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                 75,800,000.00                     1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                75,800,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                 61,100,000.00                     1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                61,100,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                                                 31,100,000.00     1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                                31,100,000.00

    CLASS A-6 POOL FACTOR (I-5):
    CURRENT CLASS A-6 PRINCIPAL BALANCE                                                 45,000,000.00     1.00000000
    ORIGINAL CLASS A-6 PRINCIPAL BALANCE                                                45,000,000.00

    CLASS A-7 POOL FACTOR (I-5):
    CURRENT CLASS A-7 PRINCIPAL BALANCE                                                 30,600,000.00     1.00000000
    ORIGINAL CLASS A-7 PRINCIPAL BALANCE                                                30,600,000.00

    CLASS A-8 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE                                                 32,000,000.00     1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE                                                32,000,000.00

    CLASS A-9 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE                                                 37,000,000.00     1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE                                                37,000,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE                                                   361,756,358.74     0.76969438
    ORIGINAL POOL I PRINCIPAL BALANCE                                                  470,000,000.00

    CLASS A-10 FACTOR:
    CURRENT CLASS A-10 PRINCIPAL BALANCE                                               169,051,416.39     0.65019776
    ORIGINAL CLASS A-10 PRINCIPAL BALANCE                                              260,000,000.00

    CLASS A-11 POOL FACTOR (I-5):
    CURRENT CLASS A-11 PRINCIPAL BALANCE                                                60,000,000.00     1.00000000
    ORIGINAL CLASS A-11 PRINCIPAL BALANCE                                               60,000,000.00

    POOL II FACTOR:
    CURRENT POOL II PRINCIPAL BALANCE                                                  229,051,416.39     0.71578568
    ORIGINAL POOL II PRINCIPAL BALANCE                                                 320,000,000.00

    CLASS A-12 (POOL III FACTOR (I-5):
    CURRENT CLASS A-12 PRINCIPAL BALANCE                                                 7,645,932.11     0.76459321
    ORIGINAL CLASS A-12 PRINCIPAL BALANCE                                               10,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
        POOL I                                                                                                11.657%
        POOL II                                                                                               10.656%
        POOL III                                                                                              11.720%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
        POOL I                                                                                                11.007%
        POOL II                                                                                                9.789%
        POOL III                                                                                              10.620%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4,                                           7.157%
        CLASS A-5, CLASS A-6, CLASS A-7, CLASS A-8 AND CLASS A-9                                               5.941%
        ADJUST MORTGAGE LOAN REMITTANCE RATE CLASS A-10 AND CLASS A-11                                         8.125%
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE CLASS A-12 ADJUSTED
        MORTGAGE LOAN REMITTANCE RATE

    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                        12/31/97         01/31/98   02/28/98
        POOL I                                                                               11.673%          11.664%    11.657%
        POOL II                                                                              10.496%          10.577%    10.656%
        POOL III                                                                             11.720%          11.720%    11.720%

   23. CLASS A-10 REMITTANCE RATE                                          5.75500%
       CLASS A-11 REMITTANCE RATE (BASED ON AUCTION RATE)                   5.6200%

       IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
       LIBOR PLUS MARGIN FOR CLASS A-10                                   N/A

   24. (A) LIBOR RATE                                                      5.62500%
       (B) AUCTION RATE                                                      5.620%

   25. POOL II NET FUNDS CAP (RATE)                                         10.084%
       CLASS A-10 NET FUNDS CAP                                               0.00
       CLASS A-11 NET FUNDS CAP                                               0.00

   26. CLASS A-10 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                0.00
       CLASS A-11 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                   0

   27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
           INTEREST CARRYOVER                                                 0.00
       (B) LIBOR INTEREST CARRYOVER BALANCE                                   0.00

   28. OTHER INFORMATION
       SPREAD ACCOUNT BALANCES
        POOL I                                                                0.00
        POOL II                                                               0.00
        POOL III                                                        627,387.09

                                              EXHIBIT O ( POOL I )
                        REMIC DELINQUENCIES AS OF -FEBRUARY 28, 1998

REMIC               OUTSTANDING          #
SERIES              DOLLARS              ACCOUNTS    RANGES                     AMOUNT                 NO         PCT
1997-A-I           $373,036,358.74         8,842  1 TO 29 DAYS                73,433,100.47         1797      19.69%
                                                  30 TO 59 DAYS                 8,806,834.17          225       2.36%
                                                  60 TO 89 DAYS                 5,552,999.70          129       1.49%
                                                  90 AND OVER                  10,030,818.83          201       2.69%

                                                  FORECLOSURE                  11,518,109.49          196       3.09%
                                                  REO PROPERTY                    539,703.74            7       0.14%

                                                  TOTALS                     $109,881,566.40        2,555      29.46%
                                                                             ========================================

                                              EXHIBIT O ( POOL II )

                        REMIC DELINQUENCIES AS OF -FEBRUARY 28, 1998


REMIC               OUTSTANDING          #
SERIES              DOLLARS              ACCOUNTS    RANGES                     AMOUNT               NO       PCT

     1997-A-II       $239,771,416.39        3,085  1 TO 29 DAYS               49,700,645.23          634      20.73%
                                                  30 TO 59 DAYS                7,029,421.10           92       2.93%
                                                  60 TO 89 DAYS                3,743,889.74           57       1.56%
                                                  90 AND OVER                  8,718,082.30          102       3.64%

                                                  FORECLOSURE                  7,510,216.35           95       3.13%
                                                  REO PROPERTY                   151,693.52            2       0.06%



                                                  TOTALS                     $76,853,948.24          982       32.05%
                                                                             ========================================

                                       EXHIBIT O ( POOL III )

              REMIC DELINQUENCIES AS OF -FEBRUARY 28, 1998

REMIC     OUTSTANDING     #
SERIES    DOLLARS         ACCOUNTS RANGES           AMOUNT         NO     PCT
1997-A-III   9,518,545.02       49  1 TO 29 DAYS     253,275.12     2    2.66%
                                   30 TO 59 DAYS           0.00     0    0.00%
                                   60 TO 89 DAYS           0.00     0    0.00%
                                   90 AND OVER       267,000.00     1    2.81%

                                   FORECLOSURE             0.00     0    0.00%
                                   REO PROPERTY            0.00     0    0.00%

                                   TOTALS           $520,275.12     3    5.47%
                                                   ===========================

1997-A

The following additional information, presented in dollars, pursuant to Secton 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 (or per $25,000 for Class A-11) original dollar amount as of the Cut-Off Date.

                                          POOL I

SUBCLAUSE         CLASS A-1   CLASS A-2     CLASS A-3     CLASS A-4
----------------------------------------------------------------------

(ii)                   0.00        957.47      1,000.00      1,000.00

(vi)                   0.00        148.93          0.00          0.00

(vii)                  0.00         17.34          0.00          0.00

(viii)                 6.58          9.05          0.00          0.00

(xiii)    (a)          0.00          5.24          5.56          5.74
          (b)          0.00        178.44          0.00          0.00
          (c)          0.00          0.00          0.00          0.00
          (d)          0.00          0.00          0.00          0.00

(xv)                   0.00        779.02      1,000.00      1,000.00

(xxxvi)                0.00          0.00          0.00          0.00


SUBCLAUSE       CLASS A-5     CLASS A-6     CLASS A-7     CLASS A-8
----------------------------------------------------------------------

(ii)               1,000.00      1,000.00      1,000.00      1,000.00

(vi)                   0.00          0.00             0          0.00

(vii)                  0.00          0.00             0          0.00

(viii)                 0.00          0.00             0          0.00

(xiii)    (a)          5.88          6.01          6.18          6.42
          (b)          0.00          0.00             0          0.00
          (c)          0.00          0.00             0          0.00
          (d)          0.00          0.00             0          0.00

(xv)               1,000.00      1,000.00      1,000.00      1,000.00

(xxxvi)                0.00          0.00             0             0

                               POOL II                     POOL III

SUBCLAUSE       CLASS A-9     CLASS A-10   CLASS A-11    CLASS A-12
----------------------------------------------------------------------

(ii)               1,000.00        691.42     25,000.00        764.72

(vi)                   0.00          0.00          0.00          0.00

(vii)                  0.00          0.41          0.00          0.00

(viii)                 0.00          0.19          0.00          0.36

(xiii)    (a)          6.03          2.98        105.38          4.80
          (b)          0.00         41.22          0.00          0.13
          (c)          0.00          0.00          0.00          0.00
          (d)          0.00          0.00          0.00          0.00

(xv)               1,000.00        650.20     25,000.00        764.59

(xxxvi)                0.00          0.00          0.00          0.00
